SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549

             __________________________________


                         FORM 8-K


                      CURRENT REPORT


           Pursuant to Section 13 and 15(d) of the
             Securities and Exchange Act of 1934


Date of Report (date of earliest event reported): February 18, 1999



                     USASURANCE GROUP, INC.
        ------------------------------------------------
       (Exact name of Registrant as specified in Charter)


        Colorado                   0-26920           84-1298212
          --------                 -------           ----------
(State or other jurisdiction     (Commission       (IRS Employer
    of incorporation)            File Number)      Identification
                                                      Number)


        7345 E. Peakview Ave.
        Englewood, Colorado                           80111
        ---------------------                         -----
(Address of principal executive office)             (Zip Code)




Registrant's telephone number, including area code: (303) 689-0123.

Item 2.  Acquisition and Disposition of Assets.

          Effective February 16, 1999 (the "Closing Date"), USAsurance Group, Inc. (the "Company"), through a recently formed wholly owned subsidiary, Akahi Corp. ("Akahi"), did enter into an Ownership Purchase Agreement (the "Agreement"), wherein Akahi did agree to acquire all of the member interests in and to 2Xtreme Performance International L.L.C., a Delaware limited liability company ("2X"). The relevant terms of the transaction provide for the Company to tender a total purchase price of $4.1 million. Of this purchase price, $1 million has been already tendered. The balance of $3.1 million is due pursuant to the terms of a promissory note (the "Note") and secured by a Security Agreement, Financing Statements, a Pledge Agreement, and Guaranties. Terms of the Note provide for repayment at an interest rate of the Prime Rate as announced daily in The Wall Street Journal with a balloon payment to be paid 120 days after the Closing Date. Failure to pay off the Loan in full within such 120-day period shall cause the Loan interest rate to be increased to the Prime Rate plus 1% as announced daily by The Wall Street Journal. In the event the Company fails to pay off the Loan in full within 210 days after the Closing Date, it has the option to buy a month-to-month extension at the cost of Fifty Thousand Dollars ($50,000.00) per month to be paid monthly, on the first of each month, to the Sellers in addition to the balloon principal amounts owed and accruing interest as described above. Failure to make the full balloon payment of principal and interest within one (1) year after the Closing Date or to timely make any of the extension payments shall permit Sellers, at their option, to exercise any and all remedies set forth in the applicable Loan documents. The Note is also guaranteed by the Company.

          2X is a multifaceted network marketing company based in Dallas, Texas, which offers five categories of health, wellness and beauty products, including products related to general health, fitness, personal care, body cleansing and weight management. All of its products are organically grown, wild harvested and cold processed. It markets its products through television "infomercial" advertising and print media, as well as through its 100,000 member associates/distributors.

          It commenced its business in March 1996 and during its most recent fiscal year, generated approximately 40,000,000 in revenues and earned a profit from such operations.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

          The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of the Assets acquired by the Company from 2X and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

     (c)  Exhibits.

     2.3  Ownership Purchase Agreement Between the Company and 2X.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   USASURANCE GROUP, INC.



                                   By:s/ Peter L. Hirsch
                                      ---------------------------
                                      Peter L. Hirsch,
                                      President

Dated:  February 18, 1999

                        USASSURANCE GROUP, INC.
                        _______________________

                             EXHIBIT 2.3
                        _______________________

                      OWNERSHIP PURCHASE AGREEMENT

                        _______________________

                                                            H & K
                                                          2/16/99



     O W N E R S H I P   P U R C H A S E   A G R E E M E N T
     -------------------------------------------------------

     This Ownership Purchase Agreement ("Agreement") is made effective as of this 16th day of February, 1999, by and between AKAHI CORP., a wholly owned subsidiary of USAsurance Group, Inc., a Colorado corporation ("Purchaser") and JOHN POLK ("Polk") and AFEW, L.L.P., a Texas limited liability partnership ("AFEW") (hereinafter collectively referred to as "Sellers") to purchase all of the ownership interests of the members of 2XTREME PERFORMANCE INTERNATIONAL L.L.C. ("2X"), a Delaware limited liability company.

                         R E C I T A L S

     WHEREAS, 2X is a valid legal entity existing under the laws of the state of Delaware and is authorized to do business in the state of Texas and such other jurisdictions as are necessary and appropriate to the conduct of its normal and custom business,

     WHEREAS, Purchaser has agreed to purchase all of the ownership interest of the members of 2X (the "Sale") for the total sum of FOUR MILLION ONE HUNDRED THOUSAND DOLLARS ($4,100,000.00) (the
"Purchase Price"),

     WHEREAS, the Purchase Price shall be paid in two installments with One Million Dollars ($1,000,000.00) of the Purchase Price being paid in cash to be wired on February 16, 1999 and to be deposited in Sellers' bank account no later than February 18, 1999, and the remaining portion being transformed and repaid as a Three Million One Hundred Thousand Dollar ($3,100,0000.00) loan (the "Loan"), all as further described in detail below in this Agreement,

     WHEREAS, the Loan shall be evidenced by a Promissory Note and secured by a Security Agreement, Financing Statements, a Pledge
Agreement, and Guaranties, as deemed appropriate by Sellers, to be prepared by Sellers and executed by the required parties as separate, independent documents (the foregoing hereinafter collectively referred to as the "Loan Documents"),

     WHEREAS, 2X is comprised of two (2) members to-wit: Polk and AFEW, and said Polk and AFEW are the sole owners of all of the interests of 2X,

     WHEREAS, Polk owns and possesses a forty-nine percent (49%) membership interest in 2X,

     WHEREAS, AFEW owns and possesses a fifty-one percent (51%) membership interest in 2X,

     WHEREAS, Polk is the sole shareholder, officer, director, and owner of AFEW, and said Polk and AFEW are the sole owners of all of the issued and outstanding stock and/or membership interests of 2X,

     WHEREAS, Purchaser will by virtue of the purchase of all of the issued and outstanding stock and/or membership interests in and to 2X will own all of the assets and assume all of the liabilities of 2X.

                      W I T N E S S E T H

     NOW, THEREFORE, in consideration of the representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                           ARTICLE I

                       PURCHASE AND SALE

     1.01 Pursuant to the terms and provisions contained herein Sellers hereby agree to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from the Sellers, all of the issued and outstanding stock, membership and all other indicia of ownership of 2X (hereinafter referred to as "membership interests"). For purposes of this Agreement, the purchase of the membership interests will also include, subject to the exclusions of
Section 1.02:

          a. All right, title and interest in and to the assets, equipment and inventory of 2X, including but not limited to the items set forth in Schedule 1 attached hereto and incorporated herein as if set forth verbatim,

          b. All right title and interest in and to the leasehold interests of 2X, including but not limited to the items set forth in Schedule 2 attached hereto and incorporated herein as if set forth verbatim.

          c. All right, title and interest in and to the equipment leases of 2X, including but not limited to the items set forth in Schedule 3 attached hereto and incorporated herein as if set forth verbatim,

          d. All right, title and interest in and to the liability, automobile and workers' compensation insurance policies of 2X, including but not limited to the items set forth in Schedule 4 attached hereto and incorporated herein as if set forth verbatim,

          e. All right, title and interest in and to the keys, access cards, entry cards, locks and combination for entry in and to the premises used by 2X to conduct its business,

          f. All right, title and interest in and to the copyright applications, if any, and all copyrights, statutory or common law of or relating to the normal and customary business of 2X, if any,

          g. All right, title and interest in and to the trademark applications, if any, and all trademarks of or relating to the normal and customary business of 2X, if any,

          h. All right, title and interest in and to the intellectual property interests or rights of or relating to the normal and customary business of 2X, if any,

          i. All right, title and interest in and to the marketing tools, pictures, logos, customer lists, vendor lists, customer lists, video presentations, audio presentations, infomercials, scripts, video tapes, and audio tapes of 2X, except as set forth in
               Section 1.04,

          j. All right, title and interest in and to proprietary software, downlines, websites, URLs, seminar equipment, databases, telephone numbers and telephone vanity numbers of 2X,

          k. All right, title and interest in and to the proprietary and product formulations of or relating to the normal and customary business of 2X,

          l. All right, title and interest in and to the licensing agreements of or relating to the normal and customary business of 2X,

          m. All right, title and interest in and to the bank accounts, including checking, operating, savings, money market, reserve, escrow and the like of 2X and the funds held therein,

          n. All right, title and interest in and to written and oral contracts or agreements or lines of credit between 2X and its various distributors, suppliers, providers, and contractors,

          o. All right, title and interest in and to any subsidiaries of 2X, and

          p. The assumption of the liabilities of 2X as set forth in Schedule 11 attached hereto and incorporated herein as if set forth verbatim.

     1.02 Exclusions:

          a. Polk's Property. Polk shall have and retain possession or ownership of, and shall have the right to remove and dispose of all of the property including, without limitation, Polk's office furniture, computers and related equipment, television(s), VCR(s), books, all rugs paid for by Polk, and copies of all corporate records, requested by Polk, and any other furniture, artwork, fixtures, furnishings and equipment in Polk's office. Any such items shall be listed on a Schedule to be attached hereto and incorporated herein as Schedule 5.

          b. American Express Corporate Account. Immediately upon closing, the existing American Express Corporate Card Account shall be transferred to Purchaser personally, or Purchaser (and any other persons or entities that agree to be included). The result of the transfer shall be the removal of Polk and other individuals no longer remaining with 2X on and after the Closing Date. Purchaser shall on and after the closing designate all individuals who will be permitted and entitled to use such account for the business of 2X. All business related (expressly excluding any personal charges by authorized individuals) amounts owed to American Express Corporate Card Division are to be paid by the Purchaser, and the Purchaser (and any other persons or entities that agree to be included) shall indemnify, defend and hold harmless, from payment of any such amounts, any parties who may currently be designated on the American Express Corporate Accounts for any business related charges, as such indemnification is further set forth in the Assumption Agreement.

          c. Merchant Accounts. All merchant accounts used for the benefit of either (i) Polk for the business, of 2X, only, or (ii) 2X shall remain with Purchaser (and any other persons or entities that agree to be included) and all guarantying or indemnifying parties designated on such Merchant Accounts shall be removed on or prior to closing and to the extent permitted by the Merchant Account Banks and/or entities. If any such merchant accounts cannot be assigned to Purchaser or if the merchant accounts cannot have all other parties removed from the merchant accounts, Purchaser (and any other persons or entities that agree to be included) shall indemnify, any not released and/or guarantying parties. The Purchaser (and any other such persons or entities) shall jointly and severally be liable to the Obligated Parties for any charges, deposits or other claims made, and the Purchaser (and any other such persons or entities) shall indemnify, defend and hold harmless the Obligated Parties against any such claims. The Purchaser assumes all responsibility of any amounts charged on the merchant accounts and for repayment of any deposits. The Purchaser shall indemnify, defend and hold harmless any parties in connection with the amounts, as further described in the Assumption Agreement. The agreement between 2X and DSI shall be set forth in a side letter to be executed between the parties on or before February 16, 1999. After closing no further deposits will be made into the DSI Merchant Account from sales, and it will remain open for the minimum required timed.

          d. Other Personal Obligations. Other personal obligations of Polk or of other persons or entities made for the business of 2X, whether direct obligations or third party, indirect obligations, such as guarantors or obligors, specifically Polk and James Knox Polk, shall be transferred or assigned to Purchaser (and any other persons or entities that agree to be included), and the Obligated Parties shall be removed on or prior to closing to the extent permitted or allowed by the respective creditor(s). Each party shall use their best efforts to accomplish such transfer. If any personal obligations cannot be assigned to Purchaser or if the personal obligations cannot have all other parties removed from the personal obligations, such personal obligations shall be assumed and paid by the Purchaser. The Purchaser

               (and any other persons that agree to be included) shall jointly and severally be liable to the Obligated Parties for any charges, deposits or other claims for the benefit and business of 2X made, and the Purchaser (and any other persons or entities that agree to be included) shall indemnify, defend and hold harmless the Obligated Parties against any such claims, as further described in the Assumption Agreement.

          e. Computer or Equipment Leases(s). All computer leases, equipment leases, vehicle leases, or other business related leases on which Polk is signed personally or has personally guaranteed, shall be assigned and assumed (pursuant to the Assumption Agreement) by the Purchaser. Effective as of the date of the Sale, Polk shall be removed from all such leases, to the extent permitted or allowed by the lessor(s). The Purchaser (and any other persons or entities that agree to be included) shall jointly and severally be liable to the Obligated Parties for any charges, deposits or other claims made, and the Purchaser (and any other persons or entities that agree to be included) shall indemnify, defend and hold harmless the Obligated Parties on account of such leases. The Purchaser assumes all responsibility for any amounts incurred and for repayment of any deposits. The Purchaser shall indemnify, defend and hold harmless any parties in connection with the amounts owed on any leases or for repayment of any such deposits, as further described in the Assumption Agreement.

          f. Best Efforts to Remove Obligations. Notwithstanding all provisions contained herein, Purchaser shall use best efforts and in good faith to obtain the written agreement of all relevant third parties needed to fully release Polk and replace Purchaser (or other appropriate person or entity) for any third party obligations, including without limitation, those described in clauses (b)-(e) above (collectively, the "Obligations"). Failure to obtain such releases shall result in the assumptions of the Obligations described in this Section 1.02 or elsewhere in the Sale agreements. Purchaser hereby indemnifies, defends and holds Sellers harmless for all Obligations including payment of attorneys' fees, court costs and disbursements.

     1.03 Revised Schedules to be provided by Sellers and 2X. Notwithstanding any provisions contained herein, no representation or warranty shall be deemed breached, provided that Sellers shall have operated 2X in the ordinary course of business, with no substantial operational changes since the date of the Schedules provided as of December 11, 1998; and provided further that, since such date, no disposition or acquisition of assets has occurred, other than in the ordinary course of business.

     1.04 John Polk Identification. Purchaser shall be permitted to use the name of "John Polk" in the following instances only.
For no more than ninety (90) days from the date of closing, the Purchaser may use the currently existing infomercials in any way, including Polk, and for thirty (30) days form the date of closing, the Purchaser may use currently existing direct mailings involving Polk. The Purchaser may use the existing brochures and audio tapes and video tapes and taped phone conversations of Polk for a period not to exceed thirty (30) days from the date of closing. At the expiration of these time periods, Purchaser shall (1) within no more than ninety (90) days from the date of closing, return all infomercial tapes in any way involving Polk, to Sellers, and insure termination of any television contracts involving such infomercials, and (2) return or destroy, at Sellers' option, all direct mailings involving Polk, including all audiotapes videotapes, brochures and any and all written, printed, taped or materials otherwise prepared, including Polk's image or recorded voice. The Purchaser represents and warrants that the Purchaser shall satisfy all of the foregoing in the time frames specified and each of the Purchaser (and any other persons or entities that agree to be included) shall indemnify, defend and hold harmless the Sellers for any claims (as defined in the Assumption Agreement) made against Sellers for Purchaser's failure to satisfy this paragraph's obligations in the specified time frames.

                            ARTICLE II

                          PURCHASE PRICE

     2.01 Purchase Price.

          a. The total aggregate purchase price ("Purchase Price") to be paid by the Purchaser to the Sellers for the membership interests acquired pursuant to this Agreement shall be FOUR MILLION ONE HUNDRED THOUSAND AND NO/100S DOLLARS ($4,100,000.00), and shall be due and payable by cash, wire transfer or other immediately available funds as described below.

          b. The total aggregate Purchase Price shall be paid as follows:

               On or before February 16, 1999, Purchaser shall show proof of the availability of funds of One Million Dollars ($1,000,000.00) to be able to be wired on February 16, 1999 by Purchaser and such One Million Dollars ($1,000,000.00) shall be deposited in Sellers' bank account no later than February 18, 1999. Three Million One Hundred Thousand Dollars ($3,100,000.00) of the remaining Four Million One Hundred Thousand Dollars ($4,100,000.00) of the Purchase Price shall be treated as a purchase money loan made as of February 16, 1999. The terms of the Loan are more fully described in Section 6.0 below.

     2.02 [Intentionally Deleted.]

     2.03 [Intentionally Deleted.]

     2.04 [Intentionally Deleted.]

     2.05 Pending and Ongoing Expenses/Taxes. It is expressly agreed and understood by the parties to this Agreement that certain amounts are, or may be, due and owing on account of 2X's operations, including without limitation, employee salaries and any employee benefits, sales taxes, franchises taxes, payroll taxes (any of which taxes are, or may be, owed to various local, state or federal governmental authorities), commissions, independent contractor commissions on sales and overrides and any legal, accounting or similar third party professional service fees or vendor charges which are hereby deemed approved by the Purchaser prior to or at the closing for which sufficient current value and assets exist in 2X to account for said obligations and which can be documented by a computer generated report.

     2.06 Approval of Obligations and Liabilities. Purchaser approves the disclosed liabilities and obligations of 2X as set forth in Schedules 2, 3 and 11, as well as those set forth in Paragraph 2.05 above.

     2.07 Legal and Accounting Fees and Services. The reasonable, necessary and appropriate legal and accounting fees incurred solely and directly by 2X in connection with the Sale, and approved by the Purchaser, shall be paid by 2X at closing.


                            ARTICLE III

               REPRESENTATIONS, WARRANTIES, COVENANTS
                AND AGREEMENTS OF JOHN POLK AND AFEW

     3.0 Representations and Warranties of the Sellers. Sellers represent and warrant to Purchaser that, as of the date of this Agreement and to Sellers' current and actual knowledge:

          a.   Representations as to 2X.

               1. That 2X is a valid legal entity existing under the laws of the state of Delaware and is authorized to do business in the State of Texas and such other jurisdictions as are necessary and appropriate to the conduct of its normal and customary business;

               2. That all employment taxes have been or will be fully paid through the last pay period prior to the Closing Date;

               3. That there are no employment agreements in place with any employees of 2X;

               4. That there are no consulting agreements in place with any third parties who have or may provide services to 2X;

               5. Subject to Section 1.02(c), that there are no agreements of any kind or character with an entity known as DSI;

               6.   That 2X is comprised of two (2) members, John
                    Polk and AFEW;

               7. That all pending litigation, either civil, criminal or administrative, as known to 2X, to which 2X is a party or which the assets, managers and/or membership interests of 2X are involved have been disclosed;

               8. That there are no pension, profit sharing, 401K or other ERISA plans in place or in force and effect;

               9. That ownership interests of Polk and AFEW are not currently held by any other person or entity, collateralized, pledged, restricted or otherwise encumbered;

               10. That Polk is fully authorized to execute this Agreement on behalf of 2X;

               11. That 2X represents and warrants that it is legally free to make and perform this Agreement, that it has no obligation to any other person or entity that would affect or conflict with any of its obligations hereunder and that the complete performance of its obligations hereunder will not violate any law, regulation, order or decree of any governmental or judicial body or contract by which such party is bound.

          b.  Representations as to AFEW.

              1. That AFEW is a valid legal entity existing under the laws of the State of Texas and is authorized to do business in the State of Texas and such other jurisdictions as are necessary and appropriate to the conduct of its normal and customary business;

               2. That all employment taxes have been or will be fully paid through the last pay period prior to the Closing Date;

               3. That the stock of AFEW is solely and wholly owned by Polk;

               4. That all pending litigation, either civil, criminal or administrative, as known to 2X, to which 2X is a party or which the assets, managers and/or membership interests of 2X are involved have been disclosed;

               5. That there are no pension, profit sharing, 401K or other ERISA plans in place or in force and effect;

               6. That ownership interests of Polk are not currently held by any other person or entity, collateralized, pledged, restricted or otherwise encumbered;

               7. That Polk is fully authorized to execute this Agreement on behalf of AFEW;

               8. That a duly and properly executed statement authorizing the sale of the membership interest of AFEW in 2X to the Purchaser has been presented to the Purchasers;

               9. That AFEW represents and warrants that it is legally free to make and perform this Agreement, that it has no obligation to any other person or entity that would affect or conflict with any of its obligations hereunder and that the complete performance of its obligations hereunder will not violate any law, regulation, order or decree of any governmental or judicial body or contract by which such party is bound.

          c.   As of December 11, 1998, the date set forth on
               Schedule 1, that the assets, equipment and inventory of 2X are correctly, accurately, fully and completely set forth in Schedule 1 attached hereto and incorporated herein as if set forth verbatim;

          d.   As of December 11, 1998, the date set forth on
               Schedule 2, that the leasehold interests of 2X are correctly, accurately, fully and completely set forth in Schedule 2 attached hereto and incorporated herein as if set forth verbatim;

          e.   As of December 11, 1998, the date set forth on
               Schedule 3, that the leased items of equipment of 2X are correctly, accurately, fully and completely set forth in Schedule 3 attached hereto and incorporated herein as if set forth verbatim;

          f.   That all leases are current and not in default;

          g.   As of December 11, 1998, the date set forth on
               Schedule 4, that the insurance policies of 2X are correctly, accurately, fully and completely set forth in Schedule 4 attached hereto and incorporated herein as if set forth verbatim;

          h. That all liability, automobile and workers' compensation insurance policies are current and not default;

          i. That, to Polk's knowledge and information, all pending litigation, either civil, criminal or administrative, as to 2X, its assets, managers or stock and/or membership interests has been disclosed and has been correctly, accurately, fully and completely set forth in Schedule 7 attached hereto and incorporated herein as if set forth verbatim;

          j. From December 8, 1998 the Sellers have operated the business of 2X in the usual and ordinary course in accordance with past practice and current business plans of 2X; and

          k. From the date of the execution of this Agreement until the Closing Date the Sellers will operate the business of 2X in the usual and ordinary course in accordance with past practice and current business plan of 2X.

The representations and warranties set forth above in Section 3.0 are made as of the date of this Agreement [except as set forth on the Schedules herein referenced] will be deemed, subject to Section 1.03, to be made again as of the Closing Date, and shall survive the closing subject to Paragraph 11.19 below.


                           ARTICLE IV

            REPRESENTATIONS, WARRANTIES, COVENANTS AND
     AGREEMENTS OF 2XTREME PERFORMANCE INTERNATIONAL, L.L.C.

     4.0 Representations and Warranties of 2X. 2X represents and warrants to Purchaser that, as of the date of this Agreement and to 2X's current and actual knowledge:

          a. That 2X is a valid legal entity existing under the laws of the state of Delaware and is authorized to do business in the state of Texas and such other jurisdictions as are necessary and appropriate to the conduct of its normal and customary business;

          b. That all employment taxes have been or will be fully paid through the last pay period prior to the Closing Date;

          c. That there are no employment agreements in place with any employees of 2X;

          d. That there are no consulting agreements in place with any third parties who have or may provide services to 2X;

          e. Subject to Section 1.02(c), that there are no agreements of an kind or character with any entity known as DSI;

          f. That 2X is comprised of two (2) members, John Polk and AFEW;

          g. That all pending litigation, either civil, criminal or administrative, as known to 2X, to which 2X is a party or which the assets, managers and/or membership interests of 2X are involved have been disclosed;

          h. That there are no pension, profit sharing, 401K or other ERISA plans in place or in force and effect;

          i. That ownership interests of Polk and AFEW are not currently held by any other person or entity, collateralized, pledged, restricted or otherwise encumbered;

          j. That Polk is fully authorized to execute this Agreement on behalf of 2X;

          k.   As of December 11, 1998, the date set forth on
               Schedule 1, that the assets, equipment and inventory of 2X are correctly, accurately, fully and completely set forth in Schedule 1 attached hereto and incorporated herein as if set forth verbatim;

          l.   As of December 11, 1998, the date set forth on
               Schedule 2, that the leasehold interests of 2X are correctly, accurately, fully and completely set forth in Schedule 2 attached hereto and incorporated herein as if set forth verbatim;

          m.   As of December 11, 1998, the date set forth on
               Schedule 3, that the leased items of equipment of 2X are correctly, accurately, fully and completely set forth in Schedule 3 attached hereto and incorporated herein as if set forth verbatim;

          n.   That all leases are current and not in default;

          o.   As of December 11, 1998, the date set forth on
               Schedule 4, that the insurance policies of 2X are correctly, accurately, fully and completely set forth in Schedule 4 attached hereto and incorporated herein as if set forth verbatim;

          p. That all liability, automobile and workers' compensation insurance policies are current and not in default;

          q. That 2X represents and warrants that it is legally free to make and perform this Agreement, that it has no obligation to any other person or entity that would affect or conflict with any of its obligations hereunder and that the complete performance of its obligations hereunder will not violate any law, regulation, order or decree of any governmental or judicial body or contract by which such party is bound.

          r. From December 8, 1998 the Sellers have operated the business of 2X in the usual and ordinary course in accordance with past practice and current business plan of 2X; and

          s. From the date of the execution of this Agreement until the Closing Date the Sellers will operate the business of 2X in the usual and ordinary course in accordance with past practice and current business plan of 2X.

The representations and warranties set forth above in Section 4.0 are made as of the date of this Agreement [except as set forth on the Schedules herein] will be deemed, subject to Section 1.03, to be made again as of the Closing Date, and shall survive the closing, subject to Paragraph 11.19 below.


                           ARTICLE V

             REPRESENTATIONS, WARRANTIES, COVENANTS
                  AND AGREEMENTS OF PURCHASER

     5.0  Representations and Warranties of the Purchaser.
Purchaser represents and warrants to Sellers that, as of the date of this Agreement and to Purchaser's current and actual knowledge:

          a. That the Purchaser is a valid legal entity existing under the laws of the state of Colorado;

          b. That the Purchaser is fully authorized to execute this Agreement and enter into the Loan and Loan
               Documents;

          c. That Purchaser represents and warrants that it is legally free to make and perform this Agreement, the Loan and Loan Documents that it has no obligation to any other person or entity that would affect or conflict with any of its obligations under the Agreement, the Loan and Loan Documents and that the complete performance of its obligations under this Agreement, the Loan and Loan Documents will not violate any law, regulation, order or decree of any governmental or judicial body or contract by which such party is bound;

          d. That a duly and properly executed resolution of the Board of Directors authorizing the purchase of all of the membership interests of 2X from the Sellers and entering into the Loan and Loan Documents has been presented to the Sellers as set forth in
               Schedule 8 which is attached hereto and incorporated herein for all purposes as if set forth verbatim;

          e. That Peter L. Hirsch is the President of the Purchaser and as such he is fully authorized to execute this Agreement on behalf of the Purchaser;

          f. That as of the Closing Date, the Purchaser will assume all of the obligations of 2X which have been disclosed; and

          g. That as of the Closing Date Purchaser will honor and abide by all of the terms and conditions of the leases set forth in Schedules 2 and 3 in the name of 2X.

The representations and warranties set forth above in Section 5.0 are made as of the date of this Agreement, and will be deemed to be made again as of the Closing Date, and shall survive the closing, subject to Section 11.20 below.


                            ARTICLE VI

                             CLOSING

     6.0 Pursuant to Section 2.01, on February 16, 1999, Purchaser shall wire, pay cash, or otherwise pay in immediately available funds to Polk and AFEW One Million Dollars ($1,000,000.00) in cash, and such One Million Dollar ($1,000,000.00) payment shall be deposited in Sellers' Bank account, which Sellers shall confirm the receipt thereof, on or before February 18, 1999 (the "Closing Date"). On the Closing Date, the "closing" shall be deemed to have occurred. The remainder of the original Four Million One Hundred Thousand Dollars ($4,100,000.00) Purchase Price shall be paid and/or subject to the following terms:

          a. Failure to receive confirmation of payment of the One Million Dollars ($1,000,000.00) Purchase Price on the Closing Date shall result in a termination of this Agreement and render it null and void and of no further force and effect.

          b. If, pursuant to Section 2.01 and 6.0 above, the Purchaser timely pays the One Million Dollars
               ($1,000,000.00) of the total Purchase Price on or before February 18, 1999, then:

                    (1) Three Million One Hundred Thousand Dollars ($3,100,000.00) of the Four Million One Hundred Thousand Dollars ($4,100,000.00) of the Purchase Price shall be treated as a purchase money loan (the "Loan") made as of February 16, 1999. The Loan will be repaid at an interest rate of the Prime Rate as announced daily in The Wall Street Journal with a balloon payment to be paid 120 days after the Closing Date. Failure to pay off the Loan in full within such 120-day period shall cause the Loan interest rate to be increased to the Prime Rate plus 1% as announced daily by The Wall Street Journal. Failure to pay off the Loan in full within 210 days after the Closing Date shall force Purchaser to buy a month-to-month extension at the cost of Fifty Thousand Dollars ($50,000.00) per month to be paid monthly, on the first of each month, to Sellers in addition to the balloon principal amounts owed and accruing interest as described above. Failure to make the full balloon payment of principal and interest within One (1) year after the Closing Date or to timely make any of the extension payments shall permit Sellers, at their option, to exercise any and all remedies set forth in the following Loan Documents or pursuant to 6.0(c) below:

                    (2)  Promissory Notes will be signed by
                         Purchaser which shall be legally effective and binding and fit for Sellers' purposes in the form and on the date required by Sellers (in its sole discretion), effective the Closing Date;

                    (3) The Guaranties of the Promissory Notes and other Loan instruments executed by
                         USAsurance Group, Inc. ("USAG") or 2X, in the form and on the date required by Sellers (in its sole discretion), effective the Closing Date;

                    (4)  Pledge Agreement(s), Security
                         Agreement(s), and Financing Statements
                         will be entered into, providing the
                         ownership interest in 2X, in Purchaser, in "USAG" and in other security to secure repayment of the Loan, in the form and on the date required by Sellers (in its sole discretion), effective the Closing Date.

          c. Any default under the revised terms of Sale or under the terms of the Loan, including without limitation, failure to pay off the Loan on or before one-year from the Closing Date, will cause ownership of 2X to revert to Polk and AFEW at Sellers' option, as further described in the Loan Documents and will entitle Sellers to any remedies available at law or equity, including, without limitation, compensatory damages, punitive damages and injunctive relief.


                            ARTICLE VII

                 TERMINATION, DEFAULT AND REMEDIES

     7.01 Termination/Default. Upon termination or default hereunder or under the Loan Documents, Sellers may exercise any rights and remedies available to Sellers at law or equity, including without limitation, remedies described in Section 6.0(2) and (3).


                           ARTICLE VIII

      EXPENSES, BROKERAGE FEES, FINDER'S FEES AND COMMISSIONS

     8.01 Expenses.

          a. Except as otherwise set forth herein, if this Agreement is consummated pursuant to the terms hereof, then the Sellers shall pay all fees and expenses incurred by the Sellers with this sale, and the Purchaser shall pay all fees and expenses incurred by Purchaser in connection with this purchase; and

          b. Except as otherwise set forth herein, if the Agreement contemplated hereby is terminated or abandoned by any party hereto, then each party shall bear its own costs associated with the attempted acquisition or any matter related thereto in connection with this Agreement.

     8.02 Brokerage Fees. Each party shall indemnify and hold the other parties harmless from any claim for brokerage fees, finder's fees or commission arising out of this Agreement by any person claiming to have been engaged by the indemnifying party.


                          ARTICLE IX

         CONFIDENTIALITY AND NON-COMPETITION AGREEMENTS

     9.0 Confidentiality and Non-Competition Agreements. As part of this consideration for this Agreement, Polk and AFEW agree to enter into separate confidentiality and non-competition agreements for the use and the benefit of 2X and the Purchaser. The confidentiality and non-competition agreements shall be in the form agreed to by the parties.


                            ARTICLE X

                 SOFTWARE TRADING SYSTEM FOR STOCK

     Purchaser hereby acknowledges that among the assets of 2X is the "Wave on Wall Street" computer software, which is designed to facilitate real time online stock trading. 2X hereby discloses to Purchaser that 2X has been advised by counsel that, given counsel's understanding of the design, function and manner of commercialization of such software, (i) 2X may have an obligation to register with the U.S. Securities and Exchange Commission as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the Investment Advisers Act"), and (ii) in the event that 2X were to be deemed to be an investment adviser (as defined by the Investment Advisers Act), the failure to so register could result in the imposition of various sanctions against 2X, its members and management.


                           ARTICLE XI

                          MISCELLANEOUS

     11.01 Assumption Agreement. As part of the consideration for this Agreement, Purchaser and Sellers shall enter into an Assumption Agreement of even date herewith (the "Assumption
Agreement") in the form attached hereto as Schedule 10, and the Assumption Agreement is hereby incorporated herein as if set forth verbatim.

     11.02 Cooperation of the Parties. Sellers and Purchaser agree to fully cooperate in the execution, delivery or provision of any and all necessary documents prior to, at the time of, and subsequent to the closing, and thereafter, as may be required to fully complete this Agreement or the transaction contemplated.

     11.03 [Intentionally Deleted.]

     11.04 No Shop; Operation in the Ordinary Course. In consideration of Purchaser's commitment to acquire 2X, the Sellers hereby covenant and agree that they shall not, directly or indirectly:

          a. Solicit or accept any other proposal or bid for, negotiate or make any agreement for, or effect any sale or other disposition of any membership interests in, assets or businesses of 2X, except sales of products and services by the Sellers in the ordinary course of its business, consistent with past practices;

          b.   Dissolve or liquidate any of 2X;

          c. Take or omit to take any action, or cause or permit any action to be taken or omitted, that is otherwise inconsistent with this Agreement or the Letter
               Intent;

          d. Operate 2X other than in the ordinary course of business consistent with past practices;

          e. Permit 2X or Sellers to make any distributions or payments to any member of 2X, other than salary payments, if any, at this current rate of pay, provided, however, any salary payment (including bonus) made to Polk for the end of calendar year 1998 through the Closing Date shall be permitted under this Agreement;

          f. Permit 2X or the Sellers to issue membership interests, whether authorized or not by 2X; or

          g. Permit 2X or the Sellers to create any new membership interests.

Notwithstanding the foregoing, this Section 11.04 shall be deemed deleted, null and void on the Closing Date, except for the proviso in Section 11.04(e).

     11.05 Facsimile of Execution Signatures Binding. In order to expedite the transmission, consideration and acceptance of this Agreement, the parties hereto agree that facsimiles of each party's signature shall be valid and as binding as an original signature. The parties hereto further agree that an original of this Agreement shall be delivered to the Sellers by international courier for execution and thereafter shall be returned to Purchaser by international courier.

     11.06 Binding Effect. This Agreement is intended to constitute a binding contract between us, and the parties will be jointly bound only in accordance with the terms and conditions contained in this Agreement.

     11.07 Multiple Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same document.

     11.08 Governing Law and Venue. This Agreement shall be governed by the laws of the State of Texas, with each party hereto submitting to the non-exclusive jurisdiction of the District Courts of the State of Texas, Dallas County, and the United States District Court for the Northern District of Texas for the purpose of any suit or action arising out of this Agreement. The parties further agree that venue for any dispute between the parties shall be Dallas County, Texas.

     11.09 Amendments. This Agreement may be amended only with the written agreement of each party hereto.

     11.10 Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the name is directed, or, if sent, by overnight mail, delivery confirmed by written receipt or confirmation, at such party's address as shall be furnished in writing by any party to the other. Delivery shall be assumed to have occurred upon receipt or refusal to accept delivery.

     11.11 Confidentiality. If the proposed acquisition is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information) obtained concerning the other's operations, assets and business. Notwithstanding any provision of this Agreement, failure to comply with the confidentiality requirement shall entitle the aggrieved party to obtain injunctive relief and damages, including consequential damages, for failure to maintain confidentiality hereunder.

     11.12 Forms. In case of a dispute as to this form or any document required hereunder, this form shall be conclusively deemed reasonable and shall not be presumptively interpreted against either party.

     11.13 Captions. The captions used in connection with the sections of this Agreement are for convenience only and shall not be deemed to construe or limit the meaning of the language of this Agreement.

     11.14 Attorneys Fees. If any party shall be required to employ an attorney to enforce or to defend the rights of such party hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in connection therewith.

     11.15 Entire Agreement; Merger and Integration. This Agreement contains the complete agreement between the parties hereto and cannot be varied, modified or altered except by written agreement of the parties hereto. The parties further agree that there are no oral agreements, understandings, representations or warranties which are not expressly set forth herein.

     11.16 Relationship of the Parties. Nothing contained herein is intended to create, nor shall it ever be construed to make the Sellers and the Purchaser partners or joint venturers.

     11.17 Consultation with Counsel. Each party hereto acknowledges that prior to the execution of this Agreement, adequate opportunity existed for a complete and thorough review of the terms and conditions of this Agreement, and that counsel was consulted to review this Agreement.

     11.18 Voluntary Execution. Each party hereto acknowledges that this Agreement is entered into and executed voluntarily with full knowledge of its terms and conditions.

     11.19 Survival of Representations and Warranties of Sellers and 2X. Subject to Section 1.03, the representations and warranties set forth above in 3.0 and 4.0 will be deemed to be made again as of the Closing Date, and shall survive until January 1, 2000.

     11.20 Survival of Representations and Warranties of Purchaser. The representations and warranties set forth above in 5.0 will be deemed to be made again as of the Closing Date and shall survive until January 1, 2001.

     11.21 ASSUMPTION OF OBLIGATIONS BY USAG. USAG HEREBY REPRESENTS AND WARRANTS, AND AGREES AND CONSENTS, TO ASSUME, TO PAY AND OTHERWISE UNDERTAKE AND GUARANTY ALL OF PURCHASER'S OBLIGATIONS, LIABILITIES, RESPONSIBILITIES OF ANY KIND OR NATURE (THE "PURCHASER OBLIGATIONS") UNDER THIS AGREEMENT, ANY SALE DOCUMENTS, THE LOAN, LOAN DOCUMENTS, OR ANY OTHER OBLIGATIONS RELATED TO OR CONTEMPLATED BY ANY OF THE PURCHASER OBLIGATIONS, AND THE PURCHASER OBLIGATIONS SHALL BE TREATED FOR ALL RESPECTS AND AT ALL TIMES AS IF ANY SUCH PURCHASER OBLIGATIONS IS THE DIRECT OBLIGATION OF USAG. TIME IS OF THE ESSENCE.

     IN WITNESS WHEREOF, Purchaser and Sellers have executed and delivered this Amendment as of the date first above written.

WITNESS/ATTEST:                    PURCHASER:

                                   AKAHI Corp., a wholly-owned
   George Thompson                 subsidiary of USAsurance Group,
My Commission Expires              Inc.
    March 17, 1999


  s/George Thompson                By: s/Peter L. Hirsch
------------------------------        ---------------------------
Name:  George Thompson                 Peter L. Hirsch
     -------------------------
Title:     Notary                  Title:    President
      ------------------------           ------------------------

WITNESS/ATTEST:                    SELLERS:

                                   AFEW, L.L.P., Member 2Xtreme
   George Thompson                 Performance International,
My Commission Expires              L.L.C.
    March 17, 1999

  s/George Thompson                By:  s/John T. Polk
------------------------------        ---------------------------
Name:  George Thompson             Name:  John T. Polk
     -------------------------
Title:  Notary                     Title: Partner
      ------------------------

   George Thompson
My Commission Expires
    March 17, 1999

   s/George Thompson               By:  s/John T. Polk
------------------------------        ---------------------------
Name:  George Thompson             Name:  John T. Polk, Member
     -------------------------               2Xtreme Performance
Title:   Notary                              International, L.L.C.
      ------------------------

AGREED AND CONSENTED TO AS
AN UNDERTAKING BY USAG:

USAsurance Group, Inc.
                                      s/George Thompson  2/16/99
                                    -----------------------------

By:  s/Peter L. Hirsch                      George Thompson
   -----------------------------         My Commission Expires
   Peter L. Hirsch                           March 17, 1999
   President

STATE OF     Texas
         -------------------------
COUNTY OF    Dallas
         -------------------------

     Execution of the foregoing instrument was acknowledged before
me this      16th   Feb         , 1999, by Peter L. Hirsch, as
        ------------------------     -
President of USAsurance Group, Inc., a Colorado corporation, on behalf of the corporation. He is either personally known to me or
has produced      Drivers License         as identification.
             ----------------------------

                                   s/George Thompson
   George Thompson                 ------------------------------
My Commission Expires
    March 17, 1999                 Notary Public
(AFFIX NOTARIAL SEAL)

Commission No.    N/A              My Commission Expires:  3/17/99
              -------------



STATE OF    Texas
        --------------------------

COUNTY OF     Dallas
         -------------------------

     Execution of the foregoing instrument was acknowledged before me this ________________________, 199_, by Peter L. Hirsch, as
____________________________ of Akahi Corp., a wholly-owned
subsidiary of USAsurance Group, Inc., a Colorado corporation, on behalf of the corporation. He is either personally known to me or
has produced       Drivers License        as identification.
            -----------------------------

   George Thompson                 s/George Thompson
My Commission Expires              ------------------------------
    March 17, 1999
                                   Notary Public
(AFFIX NOTARIAL SEAL)

Commission No.   N/A               My Commission Expires:  3/17/99
              --------------